Investor Presentation August 2015

Cautionary Statement 2 This presentation includes forward-looking statements. These statements relate to, among other things, projections of operational volumetrics and improvements, growth projects, cash flows and capital expenditures. We have used the words "anticipate,” "believe," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," "will," "potential," “line-of-sight” and similar terms and phrases to identify forward-looking statements in this presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward- looking statements based on these assumptions could be incorrect. Our operations and future growth involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors, which are described in greater detail in our filings with the SEC. The consummation of the transactions discussed in this presentation is subject to negotiation of definitive acquisition agreements and other conditions beyond our control. Construction of the growth projects described in this presentation is subject to risks beyond our control including cost overruns and delays resulting from numerous factors. In addition, we face risks associated with the integration of acquired businesses, decreased liquidity, increased interest and other expenses, assumption of potential liabilities, diversion of management’s attention, and other risks associated with acquisitions and growth, including the transactions, if consummated. Please see our Risk Factor disclosures included in our Annual Report on Form 10-K for the year ended December 31, 2014 filed on March 10, 2015 and on Form 10-Q for the quarter ended June 30, 2015 filed on August 10, 2015. All future written and oral forward looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

American Midstream Partners, LP (NYSE:AMID)

American Midstream is engaged in gathering, treating, processing, fractionating, and transporting natural gas, natural gas liquids (NGLs), oil, and condensate to link producers and suppliers to diverse natural gas, NGL, and oil markets. The Partnership operates more than 3,000 miles of pipelines that gather and transport approximately 1 Bcf/d of natural gas, including three interstate and five intrastate pipelines. In addition, AMID operates crude oil midstream assets in offshore Southeast Louisiana and the Bakken. The Partnership also owns and operates 1.7 million barrels of above-ground storage capacity.

Quarterly Distribution	$0.4725 per unit ($1.89 per unit annualized)
Yield[1]	13.1%
Equity Market Cap[1]	$329 million
Enterprise Value[1,2]	$875 million
Outstanding Limited Partner Units[3]	22.8 million
2015 Adjusted EBITDA Guidance	$75 - $80 million
Target Leverage[4]	Less than 4.0x

Current Distribution Yield[5] (%)



0.3
0.2
0.2
0.1
0.1
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21%
17%
13%
12%
10%
10%
9%
8%
8%
8%
7%
6%
5%
5%
5%
3%
SXE
AZUR
AMID
MEP
DPM
NGLS
SMLP
ENLK
ENBL
AMZ
MWE
CNNX
WES
TEP
RMP
AM

American Midstream

1) As of 8/12/2015. 2) Includes Series A Convertible Preferred Units and Series B PIK Units. 3) Outstanding Limited Partner Units includes the Common Units outstanding as of 6/30/2015. Does not include the above-mentioned Series A Convertible preferred securities or Series B PIK Units. 4) Expectations as of 8/12/2015; 5) Source: Factset.

3

Operating in major US resource plays 4

Growth strategy Acquisitions / Drop downs • Acquire nearby assets to consolidate operations, increase scale and expand service offerings (e.g. High Point system is in close proximity to the Williams Line acquired in March 2014) • Acquire assets outside of existing geographic footprint that provide long- term development opportunities • General Partner may drop down portfolio-owned or acquired assets (previous drop downs: High Point System and Blackwater Midstream) Optimization and Expansion • Aggressively pursue new well connections, interconnects and markets (e.g. Midla restructuring and Midla-Natchez pipeline construction) • Optimize available capacity with minimal capital requirements • Expand key assets to enhance competitive position Asset Development • Leverage development and operating expertise to establish new asset platforms within or outside existing geographic footprint (e.g. Bakken crude gathering system) • General Partner can develop strategic assets in conjunction with AMID that may be dropped down 5

Line-of-sight to ~$1 billion of growth through 2017

Organic growth



High Point System

- Harvey terminal build-out continues with storage capacity expected to triple by 2015 year-end
- High Point lateral 15-mile extension that adds fee-based cash flow via 15-year long-term transport agreement; early 2016 start-up
- Midla-Natchez pipeline to replace existing Midla pipeline; late 2016 start-up
- Various other organic growth projects in each segment

Delta House



FPS in transit to Mississippi Canyon – Q1 2015

- Adds significant fee-based cash flow from active, deepwater Gulf of Mexico
- Total consideration of $162mm for approximately 25% of ArcLight's 51.7% interest in floating production system and export pipelines
- Equates to Adjusted EBITDA multiple of approximately 5 times
- Drop down anticipated by year-end 2015 with remaining interest potentially available for future drop down depending on market conditions and other factors

Republic Midstream



Aerial view of storage and blending terminal

- Fee-based cash flow in prolific Eagle Ford Shale; complements existing Lavaca gas system
- Under development by General Partner, potential drop down of 50% interest once fully constructed and de-risked
- Potential drop down expected in 2016, post construction completion

American Midstream

6

Fee-based, organic growth pipeline

High Point Lateral



Huertes Gate facility on High Point system

- 15-mile extension of High Point system located onshore and offshore southeast Louisiana
- Lateral to serve existing refinery customer under 15-year, firm transportation contract
- Expected online early 2016

Harvey Terminal



Harvey deepwater shipdock

- 56-acres located in Harvey, Louisiana on the Mississippi River
- Approximately 535,000 barrels of storage capacity on-site
- Deepwater shipdock complete, allowing for overseas shipment via one of the world's busiest ports
- Construction of additional 150,000 barrels of storage capacity underway with completion expected by year-end 2015
- Potential for more than 2 million barrels of capacity at site when fully developed

Midla Restructuring


#31

Midla pipeline construction ~1920

- Federal Energy Regulatory Commission approved retirement and replacement of 1920s vintage Midla pipeline
- Replacement of 12-inch, 50-mile Midla-Natchez pipeline will serve existing customers from Winnsboro, Louisiana to Natchez, Mississippi under long-term agreements
- Supported by multiple, 10 to 15-year firm transportation agreements
- Expected online in late 2016

American Midstream

7

Anticipated Delta House acquisition 8 • Fee-based cash flow from a de-risked, active deepwater Gulf of Mexico asset • Total consideration of $162 million equates to Adjusted EBITDA multiple of approximately 5 times; acquisition expected by year-end 2015 • Located in the Mississippi Canyon region in deepwater Gulf of Mexico; production commenced April 2015 • Operated by LLOG Exploration, a leading deepwater exploration company • Nameplate production capacity of 80,000Bbl/d and 200MMcf/d; peak 100,000 Bbl/d and 240MMcf/d • Six wells currently online with eight scheduled by 2015 year-end with life-of- lease dedication; fixed fee-based structure on oil and gas export pipelines • Equity holders include ArcLight (51.7%) in addition to LLOG Exploration, other investors, and a consortium of exploration companies (48.3%) Delta House Floating Production System Enhanced financial outlook Path to distribution growth Diversification of assets Benefits of Delta House Drop Down

Strong Eagle Ford footprint 9 • Over 200 miles of low- and high-pressure pipeline ranging from three to 12 inches in diameter with over 31,000 hp of leased compression • Substantial fee-based revenues with approximately 70,000 acres dedicated to the system for 25 years • Approximately two-thirds of existing throughput is gas lift; expect steady-state volumes through the balance of 2015 Lavaca Republic • 70,000 dedicated acres to gathering system; also includes storage and blending terminal and intermediate takeaway pipeline to the Houston market as well as options to expand pipeline access to Gulf Coast markets • Currently under construction by General Partner; potential drop down once fully constructed and de-risked • Partnership has right to acquire 50% interest post construction; potential drop down expected in 2016

Track record of growth with sponsor support 1) Includes purchase of initial drop down of Delta House for $162mm 2) Distributions paid per unit are the total distributions paid for the years shown. $1.65 in 2011 represents an annualized distribution post-IPO. $1.65 $1.73 $1.75 $1.85 ~$1.89 2011 2012 2013 2014 2015F Long-term, Sustainable Distribution Growth Per Unit2 $18.9 $31.9 $45.6 $75 - $80 2012 2013 2014 2015F Adjusted EBITDA Growth (mm) See Appendix for reconciliation of Non-GAAP financial measures. 10 2013 2015 Potential ~$1 Billion Growth Capex through 20171 2014 Blackwater Terminal Drop Down $60mm Diversifies business lines, adding incremental fee- based gross margin Lavaca System Acquisition $100mm Fee-based gathering system and entry into the Eagle Ford Shale ArcLight Invests in AMID General Partner High Point System drop down Equity Restructuring Restructuring of IDRs incentivizes AMID growth Main Pass Oil Gathering System Acquisition $13.5mm Fee-based gathering system complements offshore assets Anticipated Delta House Drop Down $162mm Fee-based cash flow from deepwater Gulf of Mexico production Costar Midstream Acquisition $470mm Diversifies asset platform into East Texas, Permian, and Bakken Target ~5% Annualized Growth Going Forward1

2015 results expected to increase ~70% from 2014 See Appendix for reconciliation of Non-GAAP financial measures. Figures shown as of year-end 2013 and 2014. 1) AMID hedges a portion of its commodity exposure through product-specific hedges. 2) Includes fixed-margin, firm transportation, and take-or-pay. 3) Growth capital expenditures exclude capital for maintenance. $31.9 $45.6 $75 - $80 2013 2014 2015F Adjusted EBITDA (millions) $16.2 $32.7 $55 - $60 2013 2014 2015F Distributable Cash Flow (millions) 1.08 1.02 ~1.0 2013 2014 2015F Distribution Coverage Ratio (x) ($ millions) 2014 Actual 2015 Guidance Change Adjusted EBITDA $45.6 $75 - $80 ~1.7x Distributable Cash Flow $32.7 $55 - $60 ~1.8x Growth Capital Expenditures3 $90.3 $115 - $125 ~1.3x Gross Margin by Contract Type Commodity Sensitive ~10%1 Fee-based ~90%2 11 Commodity Sensitive 25%1 Fee-based 75%2 2014 2015F

Investment proposition 12 Financial Focus • Fee-based gross margin of approximately 90% • Target leverage of less than 4.0x; $500mm credit facility with $200mm accordion • General Partner sponsor with demonstrated ability to provide growth capital, financing flexibility and balance sheet support Experienced Leadership • Management team with an average of more than 25 years of experience • General Partner sponsor with history of investing in growth-oriented midstream companies and drop downs to AMID Delivering Growth • Line-of-sight to ~$1 billion of fee-based growth capex through 2017 • Track record of growth into prolific US resource plays, including the Permian, Bakken, Eagle Ford and East Texas • Distributions per unit have increased each year since 2011; targeting ~5% annualized growth

Appendix

Appendix: Non-GAAP Financial Measures This presentation includes forecasted and historical non-GAAP financial measures, including “Gross Margin,” “Adjusted EBITDA” and “Distributable Cash Flow.”. Each has important limitations as an analytical tool because it excludes some, but not all, items that affect the most directly comparable GAAP financial measures. Management compensates for the limitations of these non-GAAP financial measures as analytical tools by reviewing the comparable GAAP financial measures, understanding the differences between the measures and incorporating these data points into management’s decision-making process. The GAAP measure most directly comparable to Gross Margin, Adjusted EBITDA and Distributable Cash Flow is net income (loss) You should not consider any of gross margin, adjusted EBITDA or distributable cash flow in isolation or as a substitute for or more meaningful than our results as reported under GAAP. Gross margin, adjusted EBITDA and distributable cash flow may be defined differently by other companies in our industry. Our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. We define adjusted EBITDA as net income, plus interest expense, income tax expense, depreciation expense, certain non-cash charges such as non-cash equity compensation, unrealized losses on commodity derivative contracts, cash distributions in excess of earnings from unconsolidated affiliates and selected charges that are unusual or nonrecurring, less interest income, income tax benefit, unrealized gains on commodity derivative contracts, amortization of commodity put purchase costs, and selected gains that are unusual or nonrecurring. The GAAP measure most directly comparable to adjusted EBITDA is net income (loss) attributable to the Partnership. Distributable cash flow is a significant performance metric used by us and by external users of the Partnership's financial statements, such as investors, commercial banks and research analysts, to compare basic cash flows generated by us to the cash distributions we expect to pay the Partnership's unitholders. Using this metric, management and external users of the Partnership's financial statements can quickly compute the coverage ratio of estimated cash flows to planned cash distributions. Distributable cash flow is also an important financial measure for the Partnership's unitholders since it serves as an indicator of the Partnership's success in providing a cash return on investment. Specifically, this financial measure may indicate to investors whether we are generating cash flow at a level that can sustain or support an increase in the Partnership's quarterly distribution rates. Distributable cash flow is also a quantitative standard used throughout the investment community with respect to publicly traded partnerships and limited liability companies because the value of a unit of such an entity is generally determined by the unit's yield (which in turn is based on the amount of cash distributions the entity pays to a unitholder). Distributable cash flow will not reflect changes in working capital balances. We define distributable cash flow as adjusted EBITDA plus interest income, less cash paid for interest expense, normalized maintenance capital expenditures, and dividends related to the Series A convertible preferred units. The GAAP financial measure most comparable to distributable cash flow is net income (loss) attributable to the Partnership. The GAAP measure most directly comparable to forecasted adjusted EBITDA and distributable cash flow is net income (loss) attributable to the Partnership. Net income attributable to the Partnership is forecasted to be approximately $10 million to $15 million in 2015. This presentation includes forecasted non-GAAP financial measures for the Delta House acquisition, including “Adjusted EBITDA.” The GAAP measure most directly comparable to Adjusted EBITDA is Net income (loss). The Partnership’s interest in Net income (loss) attributable to the acquisition is forecasted to be approximately $29 million for the next twelve months and approximately $33 million for 2016. Gross margin and segment gross margin are metrics that we use to evaluate our performance. We define segment gross margin in our Gathering and Processing segment as revenue generated from gathering and processing operations less the cost of natural gas, NGLs and condensate purchased and revenue from construction, operating and maintenance agreements ("COMA"). Revenue includes revenue generated from fixed fees associated with the gathering and treating of natural gas and from the sale of natural gas, NGLs and condensate resulting from gathering and processing activities under fixed-margin and percent-of-proceeds arrangements. The cost of natural gas, NGLs and condensate includes volumes of natural gas, NGLs and condensate remitted back to producers pursuant to percent-of-proceeds arrangements and the cost of natural gas purchased for our own account, including pursuant to fixed-margin arrangements. We define segment gross margin in our Transmission segment as revenue generated from firm and interruptible transportation agreements and fixed-margin arrangements, plus other related fees, less the cost of natural gas purchased in connection with fixed-margin arrangements. Substantially all of our gross margin in this segment is fee-based or fixed-margin, with little to no direct commodity price risk. We define segment gross margin in our Terminals segment as revenue generated from fee-based compensation on guaranteed firm storage contracts and throughput fees charged to our customers less direct operating expense which includes direct labor, general materials and supplies and direct overhead. We define gross margin as the sum of our segment gross margin for our Gathering and Processing, Transmission and Terminals segments. The GAAP measure most comparable to gross margin is net income (loss) attributable to the Partnership. 14

Appendix: Non-GAAP Financial Measures 15

Appendix: Non-GAAP Financial Measures 16